                                WASHINGTON, D.C.


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                                February 7, 2000
--------------------------------------------------------------------------------
                  Date of Report (date earliest event reported)




                              U. S. Trucking, Inc.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter

Colorado                           33-16417-LA                 68-0133692
--------                           -----------                 ----------
State of Other                     Commission File             IRS Employer
Jurisdiction                       Number                      Identification
of Incorporation                                               Number



         550 Long Point Road, Suite C, Mt. Pleasant, South Carolina 29464
--------------------------------------------------------------------------------
            Address of Principal Executive Office, Including Zip Code


                                 (843) 972-2055
--------------------------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         On February 7, 2000 we acquired Checkmate Truck Brokerage, Inc. and Maverick Truck Brokerage, Inc. Audited Financial Statements for Checkmate and Maverick and an unaudited pro forma combined condensed Balance Sheet and Statement of Operations as of December 31, 1999 and for the year then ended are included as follows:

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

INDEX                                                                     PAGE

Independent Auditors' Report ...........................................   F-1

Combined Balance Sheet - December 31, 1999 .............................   F-2

Combined Statements of Operations - For the
Years Ended December 31, 1999 and 1998 .................................   F-3

Combined Statement of Stockholders' Equity (Deficit) - For the Years
Ended December 31, 1999 and 1998 .......................................   F-4

Combined Statements of Cash Flows - For the
Years Ended December 31, 1999 and 1998 .................................   F-5

Notes to the Combined Financial Statements .............................   F-6


         (b) PRO FORMA FINANCIAL INFORMATION.

Pro forma Combined Condensed Balance Sheet--December 31, 1999 ..........   F-10

Pro Forma Combined Condensed Statement of Operations--For
the Year Ended December 31, 1999 .......................................   F-11

INDEPENDENT AUDITOR'S REPORT


U.S. Trucking, Inc.


We have audited the accompanying combined balance sheet of Checkmate Truck Brokerage, Inc. and Maverick Truck Brokerage, Inc. as of December 31, 1999 and the related combined statements of operations, combined statements of changes in shareholders' equity (deficit) and combined statements of cash flows for the years ended December 31, 1999 and 1998. These combined financial statements are the responsibility of the companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Checkmate Truck Brokerage, Inc. and Maverick Truck Brokerage, Inc. as of December 31, 1999 and the combined results of their operations and cash flows for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.





New York, New York
June 10, 2000

CHECKMATE TRUCK BROKERAGE, INC.
MAVERICK TRUCK BROKERAGE, INC.

COMBINED BALANCE SHEET
--------------------------------------------------------------------------------



                                                        DECEMBER 31,
                                                           1999
                                                       -----------
ASSETS

CURRENT ASSETS
   Cash                                                $       100
   Certificates of deposit                                  23,202
   Trade accounts receivable, net of allowance
      for doubtful accounts of $30,000                   3,316,249
   Due from employees                                       17,006
   Interest receivable                                       1,067
   Prepaid expenses                                          2,144
   Current portion of note receivable                       12,000
                                                       -----------
           Total current assets                          3,371,768

PROPERTY AND EQUIPMENT, NET                                228,373

NONCURRENT PORTION OF NOTE RECEIVABLE                       39,845

DEPOSITS                                                     2,150
                                                       -----------
                                                       $ 3,642,136
                                                       ===========

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
   Cash overdraft                                      $   567,232
   Line of credit                                        1,712,226
   Current maturities of long-term debt                      9,436
   Accounts payable                                      1,519,157
   Accrued liabilities                                     183,871
                                                       -----------
           Total current liabilities                     3,991,922

LONG-TERM DEBT, NET OF CURRENT MATURITIES                  156,932
                                                       -----------
           Total liabilities                             4,148,854
                                                       -----------

SHAREHOLDERS' DEFICIT
   Common stock                                              1,300
   Treasury stock                                           (2,000)
   Accumulated deficit                                    (506,018)
                                                       -----------
           Total shareholders' deficit                    (506,718)
                                                       -----------
                                                       $ 3,642,136
                                                       ===========

--------------------------------------------------------------------------------

See accompanying notes.

CHECKMATE TRUCK BROKERAGE, INC.
MAVERICK TRUCK BROKERAGE, INC.

COMBINED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------




                                               YEARS ENDED DECEMBER 31,

                                                1999              1998
                                            ------------      ------------
OPERATING REVENUES                          $ 23,090,103      $ 20,945,003
                                            ------------      ------------
Salaries, wages and benefits                   1,688,114         1,131,823
Purchased transportation                      20,566,781        18,827,482
Operating supplies and expenses                  427,610           313,324
Advertising and promotion                         73,305           102,151
Communications and utilities                     299,913           277,997
Depreciation                                      23,161            29,968
Operating taxes and licenses                      18,910            29,436
Bad debt expense                                  30,044               -.-
Office rent                                       44,788            67,779
Other operating expenses                          76,778            87,400
                                            ------------      ------------
           Total operating expenses           23,249,404        20,867,360
                                            ------------      ------------
(LOSS) INCOME FROM OPERATIONS                   (159,301)           77,643
                                            ------------      ------------
OTHER INCOME (EXPENSE)
   Rental income and other                        13,992            11,168
   Interest and dividend income                    6,030             5,566
   Interest expense                             (130,760)         (121,066)
   Gain on sale of investments                     2,606             8,642
                                            ------------      ------------
           Total other income (expense)         (108,132)          (95,690)
                                            ------------      ------------
NET LOSS                                    $   (267,433)     $    (18,047)
                                            ============      ============



--------------------------------------------------------------------------------

See accompanying notes.

CHECKMATE TRUCK BROKERAGE, INC.
MAVERICK TRUCK BROKERAGE, INC.

COMBINED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)
--------------------------------------------------------------------------------







                                                    YEARS ENDED DECEMBER 31,
                              -------------------------------------------------------------------
                                                        Retained
                                                        Earnings
                                                        (Accumu-
                                 Common Stock            lated      Treasury Stock
                               Shares         $         Deficit)   Shares      $         Total
                              --------    ---------    ---------   ------   -------    ---------
BALANCE - DECEMBER 31, 1997      1,300    $   1,300    $ 701,731    2,000   $(2,000)   $ 701,031

Net loss                                                 (18,047)                        (18,047)

Distributions                                           (165,695)                       (165,695)
                              --------    ---------    ---------    -----   -------    ---------

BALANCE - DECEMBER 31, 1998      1,300        1,300      517,989    2,000    (2,000)     517,289

Net loss                                                (267,433)                       (267,433)

Distributions                                           (756,574)                       (756,574)
                              --------    ---------    ---------    -----   -------    ---------
BALANCE - DECEMBER 31, 1999      1,300    $   1,300    $(506,018)   2,000   $(2,000)   $(506,718)
                              ========    =========    =========    =====   =======    =========





--------------------------------------------------------------------------------

See accompanying notes.

CHECKMATE TRUCK BROKERAGE, INC.
MAVERICK TRUCK BROKERAGE, INC.

COMBINED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------



                                                           YEARS ENDED DECEMBER 31,

                                                              1999         1998
                                                           -----------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                $  (267,433)   $ (18,047)
   Adjustments to reconcile net loss to net cash
      (used in) provided by operating activities
        Depreciation                                            23,161       29,968
        Provision for doubtful accounts                         30,044          -.-
        Changes in operating assets and liabilities:
              Trade accounts receivable, net                  (449,437)      61,348
              Due from employees                                 5,691        1,464
              Prepaid expenses                                  11,292      (12,742)
              Accounts payable and accrued liabilities         139,640       85,544
              Deposits                                             287       46,213
                                                           -----------    ---------
                Net cash (used in) provided by operating
                   activities                                 (506,755)     193,748
                                                           -----------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of property and equipment                          (3,635)    (181,734)
   (Purchase of) proceeds from certificate of deposit           (1,115)         506
   Advances for note receivable                                    -.-      (65,845)
   Proceeds from repayment of note receivable                   11,000        3,000
   Proceeds from (advances to) shareholder                     532,500     (502,500)
   Increase in interest receivable                                (618)        (449)
   Purchases of investments                                        -.-      (59,382)
   Proceeds from sale of investments                            40,878      273,486
                                                           -----------    ---------
                Net cash provided by (used in) investing
                   activities                                  579,010     (532,918)
                                                           -----------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
   Net proceeds from line of credit                          1,712,226      267,000
   Cash overdraft                                              405,573      161,659
   Proceeds from long-term debt                                    -.-      124,523
   Repayments of long-term debt                             (1,435,125)     (53,036)
   Distributions                                              (756,574)    (165,695)
                                                           -----------    ---------
                Net cash (used in) provided by financing
                   activities                                  (73,900)     334,451
                                                           -----------    ---------
NET DECREASE IN CASH                                            (1,645)      (4,719)

Cash - beginning of year                                         1,745        6,464
                                                           -----------    ---------
CASH - END OF YEAR                                         $       100    $   1,745
                                                           ===========    =========

--------------------------------------------------------------------------------


See accompanying notes.

CHECKMATE TRUCK BROKERAGE, INC.
MAVERICK TRUCK BROKERAGE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998
--------------------------------------------------------------------------------

1.     ORGANIZATION AND OPERATIONS

       Checkmate Truck Brokerage, Inc. ("Checkmate") and Maverick Truck Brokerage, Inc. ("Maverick") (collectively the "Company") provide brokerage services to companies, mainly in the produce industry, that are in need of third party transportation.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The accompanying combined financial statements include the accounts of Checkmate and Maverick, companies which are under common control. All significant intercompany balances and transactions have been eliminated.

       USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       RECOGNITION OF REVENUE

       For financial reporting purposes, the Company recognizes revenue when a shipment is loaded and dispatched. Significant related costs associated with earning this revenue are accrued at that time. In 1991, the Emerging Issues Task Force ("EITF") released issue 91-B, "Revenue and Expense Recognition for Freight Services in Process." The EITF reached a consensus that the preferable method of recognizing revenue and expenses was either (1) the recognition of both revenue and direct cost when the shipment is completed or (2) the allocation of revenue between reporting periods based on relative transit time in each reporting period and the recognition of expenses as incurred. The difference between the Company's method of revenue recognition and the preferable methods described above is not material to the accompanying combined financial statements.

       CASH AND CASH EQUIVALENTS AND CERTIFICATES OF DEPOSIT

       The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. At December 31, 1999, the Company had certificates of deposit amounting to $23,202. Both certificates of deposit matured in February 2000 and were subsequently rolled over to mature in February 2001. The Company will, from time to time, maintain cash balances in banks in excess of insured limits.



--------------------------------------------------------------------------------

CHECKMATE TRUCK BROKERAGE, INC.
MAVERICK TRUCK BROKERAGE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998
--------------------------------------------------------------------------------

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       PROPERTY AND EQUIPMENT

       Property and equipment are stated at cost. Major property additions, replacements and betterments are capitalized, while maintenance and repairs which do not extend the useful lives of these assets are expensed as incurred. Depreciation is provided over the estimated useful lives of the assets using the straight-line method for financial reporting purposes and accelerated methods for income tax purposes. Upon retirement or disposal of assets, the cost and related accumulated depreciation are removed from the balance sheet, and any gain or loss is reflected in earnings.

       The detail of property and equipment at December 31, 1999 is as follows:

             Land                                     $ 20,000
             Building                                  156,368
             Transportation                             25,294
             Equipment and improvements                201,007
                                                      --------
                                                       402,669
             Less accumulated depreciation             174,296
                                                      --------
                                                      $228,373
                                                      ========

       The estimated useful lives of the various classes of physical assets were as follows during 1999:

             Building                                  39 years
             Transportation                             5 years
             Equipment and improvements            5 - 15 years

       During February 2000, the Company distributed to shareholders, the building and land with a net book value of $169,018 (see Note 4).

       ACCRUED LIABILITIES

       Accrued liabilities consist of the following at December 31, 1999:

             Salaries, wages and benefits            $ 71,225
             Professional fees                         50,000
             Advances                                  38,050
             Other                                     24,596
                                                     --------
                                                     $183,871
                                                     ========

--------------------------------------------------------------------------------

CHECKMATE TRUCK BROKERAGE, INC.
MAVERICK TRUCK BROKERAGE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998
--------------------------------------------------------------------------------



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       INCOME TAXES

       Checkmate and Maverick file separate income tax returns. Each company, with the consent of its stockholders elected to be taxed as an S corporation pursuant to provisions of the Internal Revenue Code and applicable state laws. Accordingly, all income or losses of the Company will pass directly to the stockholders, who will be liable for payment of federal and state income taxes.

       SUPPLEMENTARY DISCLOSURES OF CASH FLOW INFORMATION

                                                     1999
                                                   --------
             Cash paid for interest                $148,185
             Cash paid for income taxes                 -.-

       ACCOUNTING STANDARDS TO BE ADOPTED

       In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS 137 deferring the effective date of SFAS 133 to fiscal years beginning after June 15, 2000. SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value and that changes in the derivative's fair value be recognized in earnings in the current period unless specific hedge accounting criteria are met. The Company plans to adopt SFAS No. 133 in the first quarter of fiscal year 2000. Management does not believe the adoption of this statement will have a material impact on the Company's financial statements.

3.     RELATED PARTY TRANSACTIONS

       Checkmate rents its Homestead, Florida office from the sole shareholder of the Company. For the years ended December 31, 1999 and 1998, rent paid to the shareholder amounted to $14,500 and $29,860, respectively.

--------------------------------------------------------------------------------

CHECKMATE TRUCK BROKERAGE, INC.
MAVERICK TRUCK BROKERAGE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 1999 AND 1998
--------------------------------------------------------------------------------



4.     LINE OF CREDIT AND LONG-TERM DEBT

       LINE OF CREDIT

       During 1999, the Company obtained a $2,000,000 line of credit agreement with a bank. Amounts outstanding under this agreement bear interest at 8.525%. Interest is payable monthly and the line has a maturity date of May 31, 2000. As of December 31, 1999, the Company has $1,712,226 outstanding on the line, which was collateralized by accounts receivable.

       LONG-TERM DEBT

       Mortgage payable to Edison National Bank bearing
       interest at the bank's prime rate plus 1/2% (8.25% at
       December 31, 1999) payable in monthly principal
       installments of $539 plus interest through April
       2008, secured by building and land. During February
       2000 building, land and note were distributed to the
       shareholders of the Company in connection with the
       sale of the Company's stock                                   $ 118,054

       Note payable to the Small Business Administration
       bearing interest at 4% payable in monthly
       installments of $404 including interest through
       January 2008, guaranteed and secured by real estate
       owned by one of the shareholders                                 48,314
                                                                     ---------
                                                                       166,368
       Less current maturities                                           9,436
                                                                     ---------
                                                                     $ 156,932
                                                                     =========

       Future maturities of long-term at December 31, 1999 are as follows:

             2000                          $  9,436
             2001                             9,557
             2002                             9,683
             2003                             9,814
             2004                             9,950
             Thereafter                     117,928
                                           --------
                                           $166,368
                                           ========

--------------------------------------------------------------------------------

                       U.S. Trucking, Inc and Subsidiaries

                                Combined Company

                   Pro Forma Combined Condensed Balance Sheet

                                December 31, 1999

                                  (Unaudited)


ASSETS
                                              Historical                         Pro Forma
                               ---------------------------------------   ---------------------------
                                               Checkmate    Maverick
                                   U.S.          Truck        Truck
                                 Trucking      Brokerage    Brokerage     Adjustments     Combined
                               -----------    ----------    ----------    -----------    -----------
Cash and cash equivalents        1,057,719        23,302                     (836,961)       244,060
Accounts Receivable              8,140,132     1,827,651     1,488,598                    11,456,381
Current portion-Other Assets     5,517,199        31,204         1,013                     5,549,416
Inventory                          258,405                                                   258,405
Marketable Securities              188,136                                                   188,136
Equipment                          887,690        44,944       183,429                     1,116,063
Goodwill and intangible                                                                            0
    assets                       5,501,756                                  2,523,319      8,025,075
Other assets                     8,398,057        41,995                                   8,440,052
                               -----------    ----------    ----------    -----------    -----------
     Total                      29,949,094     1,969,096     1,673,040      1,686,358     35,277,588
                               ===========    ==========    ==========    ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY


Accounts Payable                 2,027,819     1,104,303       982,086                     4,114,208
Accrued Liabilities              1,818,902       103,955        79,916         23,321      2,532,812
Current debt                     6,736,536     1,028,236       683,990                     8,448,762
Long-term debt                   4,697,870        48,314       118,054                     4,864,238
Convertible debentures           1,450,000                                                 1,450,000
Other liabilities                  122,865                                                   122,865
Paid in capital                  3,605,580                                                 3,605,580
Preferred stock                  5,265,762                                                 5,265,762
Common stock                     6,445,199           300         1,000      1,201,825      7,649,624
Accumulated other                                                                                  0
  comprehensive (loss)             (11,976)                                                  (11,976)
Accumulated deficit             (1,302,675)     (314,012)     (192,006)       459,212     (1,855,499)
Subscriptions receivable          (906,788)                                                 (906,788)
Treasury stock                                    (2,000)                                     (2,000)
                               -----------    ----------    ----------    -----------    -----------
     Total                      29,949,094     1,969,096     1,673,040      1,686,358     35,277,588
                               ===========    ==========    ==========    ===========    ===========

                       U.S. Trucking, Inc and Subsidiaries

                                Combined Company

              Pro Forma Combined Condensed Statement of Operations

                      For the Year Ended December 31, 1999

                                  (Unaudited)

                                                            Historical                                      Pro Forma
                            -----------------------------------------------------------------------   -----------------------
                                                                               Checkmate   Maverick
                               U.S.                  Excalibur    Fulmer         Truck       Truck
                             Trucking     Prostar     Express    Transport     Brokerage   Brokerage   Adjustments   Combined

Net Revenues                44,736,677   2,158,664   2,304,133   12,854,302   13,403,845   9,686,258    (883,034)  84,260,845
Operating expenses          45,856,011   2,318,635   2,085,240   12,859,584   13,791,843   9,457,561  (1,027,763)  85,341,111
Operating income (loss)     (1,119,334)   (159,971)    218,893       (5,282)    (387,998)    228,697     144,729   (1,080,266)
Other income and (expense)
Interest income                 27,996       1,390                                 6,030                               35,416
Interest expense            (1,117,920)    (41,512)    (41,652)    (224,754)     (95,959)    (34,801)    105,850   (1,450,748)
Other income                   406,845       3,094                   31,213      200,000    (186,008)                 455,144
Net gain on disposition
 of assets                     767,208                                             2,606                              769,814
Total other income and
 expense                        84,129     (37,028)    (41,652)    (193,541)     112,677    (220,809)    105,850     (190,374)
Net income (loss)
 before taxes               (1,035,205)   (196,999)    177,241     (198,823)    (275,321)      7,888     250,579   (1,270,640)
Benefit (provision)
 for income taxes              306,700                 (48,512)                                                       258,188
Benefit of net operating
 loss carryforward             835,263                                                                                835,263
Net income (loss)              106,758    (196,999)    128,729     (198,823)    (275,321)      7,888     250,579     (177,189)
Basic earnings per
 common share                    $0.01                                                                                 $(0.02)
Weighted average number
 of common shares            8,130,780                                                                              8,689,813

                      U. S. TRUCKING, INC. AND SUBSIDIARIES

                                COMBINED COMPANY

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

Pro-forma Adjustments For Acquisitions of Subsidiaries and Other Assets & Liabilities

The proforma adjustments related to the acquisitions of Checkmate and Maverick Truck Brokerage Companies include a reduction in salaries and wages due to staff consolidation in the amount of $50,000, a reduction of interest expense of $36,000 due to lower average interest rates and amortization of goodwill of $132,806.

The proforma adjustments to revenue represent revenue generated by the truckload sector of Fulmer Transport, Inc. that the Company did not acquire. The adjustments relating to operating expenses result from subtracting Fulmer Transport, Inc.'s truckload cost of revenues and the reduction of overheads expected. The reduction of interest expense relates to the estimated savings from converting Fulmer Transport, Inc. and Prostar from a factoring arrangement to a revolving credit facility.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    U.S. Trucking, Inc.



Dated:  July 19, 2000               By: /s/ W. Anthony Huff
                                        ----------------------------------------
                                        W. Anthony Huff, Executive
                                        Vice President